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                                                                   EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Tetra Tech, Inc. on Form S-8 of our reports dated November 15, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of Tetra Tech, Inc. for the year ended October 1, 2000.

/s/ DELOITTE & TOUCHE LLP

December 29, 2000